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                          THE PARKSTONE GROUP OF FUNDS

                               INVESTOR B SHARES

                       Supplement Dated June 10, 1999 to
                      Prospectus dated September 18, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The following sections of the Prospectus pertaining to the Exchange Privilege are amended as follows:

- The "Prospectus Summary - Purchase and Redemption of Shares" section, page 5, is amended by deletion of the second sentence of the second paragraph and addition of the following:

  "Investor B Shares of one Fund of the Group may be exchanged for Investor B Shares of another Fund of the Group or A Shares of a fund of Armada Funds ("Armada") at net asset value. Shareholders redeeming B Shares for B Shares may do so without the imposition of a sales load. Shareholders who redeem their B Shares for A Shares of a fund of Armada are not eligible for a waiver of the contingent deferred sales charge."

- The "Exchange Privilege" section of the Prospectus on p. 60 is amended to delete the second paragraph of the section and the last sentence of the first paragraph to add the following information:

  "Holders of Investor B Shares of one Fund of the Group may exchange their Investor B Shares for A Shares of a Fund of Armada at net asset value. Contingent deferred sales charges are not waived when redeeming B Shares of the Parkstone Funds. These exchanges will be executed only if they meet the applicable minimum investment requirements, comply with the conditions described above and the exchanges are made in states where they are legally authorized."

The following sentence is inserted as item (iv) to the sixth paragraph of the "Contingent Deferred Sales Charge" section on page 59 stating that "The contingent deferred sale charge is waived on redemptions of Investor B Shares:

          (iv) by participants in a qualified plan for retirement loans, financial hardship, termination of employment, return of excess contributions, and certain participant expenses."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PAR-B-PS2P91898